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                                                                   EXHIBIT 10.18


                   AMENDMENT NO. 4 TO ASSET PURCHASE AGREEMENT

     This Amendment No. 4 to Asset Purchase Agreement (this "AMENDMENT") is made and entered into as of the 2nd day of March, 1999 by and between Golf One Industries, Inc., a Delaware corporation (the "COMPANY"), and Gary Player Group, Inc., a Florida corporation ("SELLER"), with reference to the following facts:

     A. The Company and Seller are parties to that certain Asset Purchase Agreement dated November 1, 1997 (the "PURCHASE AGREEMENT"), as amended.

     B. The Seller and the Company desire to amend certain sections of the Purchase Agreement.

     NOW THEREFORE, with reference to the foregoing facts, the Company and Seller agree as follows:

1.   Amendment to Section 1.

     Section 1 is hereby amended to add the following definitions:

     "'Carrera' shall mean Grafix Corporation d/b/a Carrera Golf.

     "'Financial Contingencies' shall mean the following conditions: (i) the closing of the Merger and (ii) the Company and/or Carrera obtaining equity and/or debt financing, following the date hereof, of at least an aggregate of $2.5 million.

     'Merger' shall mean the merger of the Company into Carrera or a subsidiary of Carrera.

     'Note' shall mean a promissory note of the Company delivered by the Company to Seller at the Closing, which note shall be dated the date of the Closing, shall be in the principal amount of $750,000 and shall be substantially in the form of the note attached as Exhibit D to this Agreement."

2.   Amendment to Section 2.

     Section 2 is hereby amended to read in its entirety as follows:

         "2. AGREEMENT OF PURCHASE AND SALE; CLOSING.

            (a) ON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, SELLER AGREES TO SELL THE ASSETS TO THE COMPANY AT THE CLOSING, THE COMPANY AGREES TO PURCHASE THE ASSETS FROM THE SELLER AT THE CLOSING (THE
"ACQUISITION").

            (b) THE PURCHASE PRICE (THE "PURCHASE PRICE") FOR THE ASSETS SHALL
BE:
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                (i) 375,000 SHARES OF CONVERTIBLE PREFERRED STOCK WITH AN
AGGREGATE LIQUIDATION PREFERENCE OF $3,000,000 (THE TERMS OF WHICH ARE DEFINED IN EXHIBIT A TO THIS AMENDMENT) OF THE COMPANY OR CARRERA (THE "SHARES");

                (ii) THE NOTE; AND

                (iii) THE ASSUMPTION OF THE ASSUMED LIABILITIES (PROVIDED THAT IN NO EVENT SHALL THE AMOUNT OF ASSUMED LIABILITIES EXCEED $1,100,000 LESS ANY ADVANCES USED TO OFFSET SUCH LIABILITIES AS CONTEMPLATED BY SECTION 5(d) OF THIS AGREEMENT).

     (c) THE CLOSING SHALL BE HELD AT THE OFFICES OF TROOP STEUBER PASICH REDDICK & TOBEY, LLP, 2029 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067 TO BE EFFECTIVE ON THE BUSINESS DAY SPECIFIED BY THE COMPANY'S AT OR FOLLOWING THE SATISFACTION OF THE FINANCIAL CONTINGENCIES. AT THE CLOSING:

                (i) THE COMPANY SHALL DELIVER TO SELLER A CERTIFICATE OR CERTIFICATES EVIDENCING THE SHARES;

                (ii) SELLER SHALL DELIVER TO THE COMPANY SUCH ASSIGNMENTS, BILLS OF SALE AND OTHER DOCUMENTS OR INSTRUMENTS OF TRANSFER AS THE COMPANY MAY REASONABLY REQUEST IN ORDER TO TRANSFER THE ASSETS TO THE COMPANY; AND

                (iii) THE COMPANY WILL EXECUTE AND DELIVER TO THE SELLER SUCH DOCUMENTS AND INSTRUMENTS AS SELLER MAY REASONABLY REQUEST TO EVIDENCE THE ASSUMPTION OF THE ASSUMED LIABILITIES BY THE COMPANY."

3.   Amendment to Section 5.

     Section 5(c) is hereby amended as follows:

     "(c) Merger. Seller shall provide to the Company such information reasonably requested by the Company in order for the Company to complete a Merger. If it is necessary to audit the financial statements of Seller in connection with a Merger: (i) SUCH AUDIT WILL BE AT THE EXPENSE OF THE COMPANY; AND (ii) SELLER WILL COOPERATE FULLY WITH THE AUDITORS AND WILL CAUSE ITS MANAGEMENT TO MAKE SUCH REPRESENTATIONS AND WARRANTIES REGARDING ITS FINANCIAL INFORMATION AS THE AUDITORS MAY REASONABLY REQUEST TO COMPLETE THE AUDIT."

4.   Amendment to Section 7.

     Section 7 is hereby amended to read in its entirety as follows:

     "7. CLOSING CONDITIONS OF SELLER.
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         THE OBLIGATION OF SELLER TO COMPLETE THE ACQUISITION IS SUBJECT TO THE
SATISFACTION OF THE FOLLOWING CONDITIONS, UNLESS WAIVED IN WRITING BY SELLER ON OR PRIOR TO THE CLOSING:

         (a) THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE CLOSING AS IF MADE AT AND AS OF SUCH DATE;

         (b) THE COMPANY SHALL HAVE COMPLIED IN ALL MATERIAL RESPECTS WITH ITS COVENANTS AND AGREEMENTS UNDER THIS AGREEMENT;

         (c) GARY PLAYER, MARC B. PLAYER AND A THIRD DIRECTOR DESIGNATED BY THE GARY PLAYER GROUP SHALL HAVE BEEN APPOINTED AS DIRECTORS OF THE COMPANY, AND GARY PLAYER SHALL HAVE BEEN APPOINTED CHAIRMAN OF THE BOARD OF THE COMPANY, EACH APPOINTMENT TO BE EFFECTIVE IMMEDIATELY FOLLOWING THE CLOSING;

         (d) THE FINANCIAL CONTINGENCIES SHALL HAVE BEEN SATISFIED; AND

         (e) THE COMPANY SHALL HAVE PAID TO SELLER ALL AMOUNTS DUE AND OWING TO SELLER UNDER THE DIRECT MARKETING AGREEMENT, BY AND BETWEEN THE COMPANY AND SELLER, DATED NOVEMBER 1, 1996."

5.   Amendment to Section 8.

     Section 8 is hereby amended by the addition of Subsections (d), (e) and (f) as follows:

     "(d) For the 12 month period following the Closing, the Company shall pay to the Seller $5,000 on a monthly basis in arrears for administrative and overhead expenses.

     (e) At the Closing, the Company shall pay to Marc Player $25,000 representing the reimbursement of expenses incurred by Marc Player in preparation of the Company's terminated initial public offering.

     (f) At or following the Closing, the Company shall pay to the Seller $15,000 representing the reimbursement of expenses incurred by Joseph White in connection with his relocation to California and subsequent relocation to Florida and other services performed by him for the Company, upon receipt of either of the following: (i) a release signed by Joseph White which UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE COMPANY FROM ANY AND ALL CLAIMS, ACTIONS, DEMANDS, OBLIGATIONS, LIABILITIES, DAMAGES, COSTS, EXPENSES AND CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, ARISING OUT OF OR RELATING FROM OR RELATING IN ANY WAY TO THAT CERTAIN EMPLOYMENT AGREEMENT, DATED MAY 31, 1998, BY AND BETWEEN THE COMPANY AND JOSEPH WHITE (THE "EMPLOYMENT AGREEMENT") AND THE TRANSACTIONS CONTEMPLATED BY THE EMPLOYMENT AGREEMENT, OR (ii) AN INDEMNITY FROM THE SELLER IN A FORM APPROVED BY THE COMPANY WHICH INDEMNIFIES THE COMPANY AGAINST ANY CLAIMS MADE BY JOSEPH WHITE FOR THE REIMBURSEMENT OF EXPENSES UNDER THE EMPLOYMENT AGREEMENT OR OTHERWISE."


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6.   Amendment to Section 9(c).

     Section 9(c) is hereby amended as follows:

     "(c) Seller or the Company may terminate this Agreement if the Closing has not occurred on or prior to April 30, 1999; provided that a party may not terminate this Agreement if the Closing fails to occur by April 30, 1999 because of its breach or default."

     Except as set forth in this Amendment, all the terms and provisions of the Purchase Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, this Amendment is made and entered as of the date and the year first above written.



GOLF ONE INDUSTRIES, INC.,                          GARY PLAYER GROUP, INC.,
a Delaware corporation                              a Florida corporation



By: ___________________________                     By: ________________________
         Alfonso J. Cervantes,                       Its:
         Chief Executive Officer



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                                    EXHIBIT A

                           CONVERTIBLE PREFERRED STOCK























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